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World Funds Trust

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World Funds Trust
REMS Real Estate Value-Opportunity Fund
REMS Real Estate Income 50/50 Fund
REMS International Real Estate Value-Opportunity Fund
(collectively, the “REMS Funds”)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

February ____, 2018

Dear Shareholder:

     A Special Meeting of the Shareholders of the REMS Funds, each a portfolio series of the World Funds Trust (the “Trust”), will be held on April 5, 2018 at 9:00 a.m., Eastern Time at the offices of the Trust: 8720 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

     The Trust’s Board of Trustees is seeking your vote for the approval of (i) revisions to the REMS Funds’ fundamental investment restrictions; and (ii) a new investment advisory agreement for the REMS Funds. These proposals are designed, to modernize and streamline the REMS Funds’ operations and to harmonize the advisory agreements and investment restrictions of all the REMS Family of Funds. Each REMS Fund that is the subject of this proxy was organized by different registrants, at different times and through different service providers. As a result, each of these REMS Fund’s fundamental policies and contractual arrangements lack consistency across the fund complex. While these differences have not impacted the operations of REMS, the Board of Trustees of the Trust believes, after discussions with Real Estate Management Services Group, LLC, the investment adviser to the REMS Funds (“REMS”), and Trust management, that the REMS Funds and Investors would benefit if initiatives were undertaken to provide uniformity amongst the Funds. No changes are being made to the existing investment process or principal investment strategies of any of the REMS Funds as a result of this proxy.

     Additionally, in regard to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund, REMS has proposed and the Board has agreed to reduce the management fee for the REMS Real Estate Value-Opportunity Fund from 1.00% to 0.90% and the REMS Real Estate Income 50/50 Fund from 0.50% to 0.45%. The reduced management fees will be effective on May 1, 2018.

     We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the REMS Funds.

     If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

     We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert,
President

World Funds Trust
REMS Real Estate Value-Opportunity Fund
REMS Real Estate Income 50/50 Fund
REMS International Real Estate Value-Opportunity Fund
(collectively, the “REMS Funds”)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on April 5, 2018:

This Proxy Statement is Available online at the Following Website:

http://www.theworldfundstrust.com/__________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the REMS Funds:

     Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the REMS Funds, each a portfolio series of the World Funds Trust (the “Trust”) will be held on April 5, 2018 at the offices of the Trust (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

Proposal(s)	Description	Fund

1A-C	Approval of Revisions to Fundamental	REMS Real Estate Value-Opportunity Fund (1A)
	Investment Restrictions	REMS Real Estate Income 50/50 Fund (1B)
REMS International Real Estate Value-Opportunity
Fund (1C)

2	Approval of a New Investment Advisory	REMS Real Estate Value-Opportunity Fund
	Agreement	REMS Real Estate Income 50/50 Fund
REMS International Real Estate Value-Opportunity
Fund

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

     The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on February 14, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.theworldfundstrust.com/_______. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-673-0550.

     We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

/s/ David A. Bogaert

David A. Bogaert,
President

February __, 2018

PROXY STATEMENT

World Funds Trust
REMS Real Estate Value-Opportunity Fund
REMS Real Estate Income 50/50 Fund
REMS International Real Estate Value-Opportunity Fund
(collectively, the “REMS Funds”)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INTRODUCTION

     The enclosed proxy is solicited by the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) of the REMS Funds to be held on April 5, 2018 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on February 14, 2018 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately February ___, 2018.

The Trustees recommend that you vote:

1.	For the revisions to the fundamental investment restrictions of the REMS Funds.

2.	For the new advisory agreement for the REMS Funds.

3.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Each whole share of each share class of the REMS Funds is entitled to one vote as to any matter on which it is entitled to vote and each fractional share of each share class is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will not be voted FOR and the submitted proxy will be counted for purposes of attaining a quorum but will have the effect of a vote against each Proposal.

PROPOSAL 1
1A – REMS Real Estate Value-Opportunity Fund
1B – REMS Real Estate Income 50/50 Fund
1C – REMS International Real Estate Value-Opportunity Fund

APPROVAL OF REVISED FUNDAMENTAL INVESTMENT RESTRICTIONS

Revisions to the REMS Funds’ Fundamental Investment Restrictions

The Investment Company Act of 1940, as amended (the “1940 Act”) requires all mutual funds, including the REMS Funds, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the REMS Funds’ outstanding voting securities.

By way of background, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 (“NSMIA”), which preempted state “blue sky” securities regulation of all mutual funds. Since some of the investment restrictions initially adopted by the REMS Funds were imposed by the states, these investment restrictions no longer apply. Additionally, some of the REMS Funds’ other investment restrictions are more restrictive than the 1940 Act requires.

As a result, and following discussions with Real Estate Management Services Group, LLC (the “Adviser”) and Trust management, the Trustees have reviewed the REMS Funds’ current fundamental investment restrictions and have recommended that several of the fundamental restrictions be eliminated or amended in order to increase the flexibility of the REMS Funds, modernize the restrictions, conform the restrictions so that all funds within the REMS Family of Funds will share the same set of restrictions, and preserve the ability of the REMS Funds to respond to favorable future legal, regulatory, market or technical changes.

While the increased flexibility may mean that the REMS Funds will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the REMS Funds. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objective and strategies long held by the REMS Funds’ management. Should the proposals be approved by shareholders, it is anticipated that they would become effective on or about April 30, 2018.

Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is provided below. Each REMS Fund has different restrictions and they are each discussed in Proposals 1A through 1C below.

Proposal 1A – REMS Real Estate Value-Opportunity Fund

NOTE – If you are a shareholder of the REMS Real Estate Income 50/50 Fund, please see the information relating to that Fund under Proposal 1B beginning on page ____. If you are a shareholder of the REMS International Real Estate Value-Opportunity Fund, please see the information under Proposal 1C beginning on page _____.

Proposal 1A.1	Borrowing Money / Senior Securities.

To amend the restriction that currently provides that the REMS Real Estate Value-Opportunity Fund will not:

issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund’s total assets including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. This restriction does not prohibit the Fund from borrowing money subject to the provisions set forth in this SAI, or from entering into margin, collateral or escrow arrangements permitted by its other investment policies.

If the proposed amendment is approved by shareholders, the restriction be divided into two separate and distinct restrictions and they would read as follows:

Borrowing

The Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Senior Securities

The Fund may not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The REMS Real Estate Value-Opportunity Fund combines a restriction on senior securities and borrowing and, for ease of administration, each topic will be revised as a stand-alone restriction.

The revisions to the fundamental restriction on borrowing are to provide the REMS Real Estate Value-Opportunity Fund with maximum flexibility that is available under applicable law. The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. While the REMS Real Estate Value-Opportunity Fund’s investment restriction tracks current law, it would not provide the REMS Real Estate Value-Opportunity Fund with maximum flexibility in the event of revisions to the current law. Further, revisions to this fundamental investment restriction would allow the REMS Family of Funds to have identical restrictions in this area.

The revision to the fundamental restriction on senior securities would provide some flexibility for the REMs Real Estate Value-Opportunity Fund and would allow the REMS Family of Funds to have identical restrictions in this area.

A “senior security” is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund’s shareholders with respect to the same earnings. SEC staff interpretations allow a fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Proposal 1.A.2.	Loans

To amend the fundamental investment restriction that provides that the REMS Real Estate Value-Opportunity Fund will not:

make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers ‘acceptances or similar instruments will not be considered the making of a loan.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Value-Opportunity Fund may not:

make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The revisions would continue to allow the REMS Real Estate Value-Opportunity Fund to participate in securities lending should it determine to do so. Further, the revisions would allow the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.A.3.     Underwriting

To amend the fundamental investment restriction that provides that the REMS Real Estate Value-Opportunity Fund will not:

engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Value-Opportunity Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are to provide the REMS Real Estate Value-Opportunity Fund with maximum flexibility that is available under applicable law. Further, the suggested revision would allow the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.A.4.    Real Estate

To amend the fundamental investment restriction that provides that the REMS Real Estate Value-Opportunity Fund will not:

purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Fund does not consider securities issued by companies which invest in real estate or interests therein, or securities directly or indirectly secured by real estate or interests therein to be investments in real estate.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Value-Opportunity Fund:

May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The REMS Funds would benefit from having identical restrictions on real estate and a restriction that provides more flexibility. The proposed restriction would allow the REMS Real Estate Value-Opportunity Fund to acquire or lease office space for its own use, although it is not anticipated that the Fund would do so. The proposed restriction would also permit the Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, the Fund will continue to be able to invest in mortgage- backed securities, mortgage participations, REITs or other instruments supported by interests in real estate).

Proposal 1.A.5.    Commodities

To amend the fundamental investment restriction that provides that the REMS Real Estate Value-Opportunity Fund will not:

purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Value-Opportunity Fund may:

invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

The proposed restriction, while continuing to prohibit the purchase of physical commodities, would expand the ability of the REMS Real Estate Value-Opportunity Fund to purchase and sell futures contracts and options on futures. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Consistent with the requirements of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Fund’s purchase or sale of derivatives that have a value tied to the value of a financial index, financial instruments or other asset and allows investments for both hedging and non-hedging purposes. The REMS Real Estate Value-Opportunity Fund may enter into these transactions or purchase such instruments consistent with its investment objectives and strategies.

In the event that this revision is approved, the REMS Real Estate Value-Opportunity Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Although management of the REMS Real Estate Value-Opportunity Fund currently does not invest in such derivative instruments, the REMS Real Estate Value-Opportunity Fund would be allowed to engage in such activity in the future without shareholder approval.

To the extent the REMS Real Estate Value-Opportunity Fund invests in these derivative instruments, the Fund would be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the REMS Real Estate Value-Opportunity Fund’s view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of such options may result in losses to the REMS Real Estate Value-Opportunity Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the REMS Real Estate Value-Opportunity Fund to engage in futures contracts and options on futures will be subject to applicable rules of the

Commodity Futures Trading Commission (“CFTC”). Additionally, income and gains from certain commodity-related derivatives are not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the REMS Real Estate Value-Opportunity Fund’s ability to invest directly in commodity-linked derivatives as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

The revisions are intended to provide the REMS Real Estate Value-Opportunity Fund with maximum flexibility as well as allowing the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.A.6.    Concentration

To amend the fundamental investment restriction that provides that the REMS Real Estate Value-Opportunity Fund:

concentrates its investments in real estate securities.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Value-Opportunity Fund:

will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of companies principally engaged in the real estate industry and other real estate related investments.

The revisions are intended to provide the REMS Real Estate Value-Opportunity Fund with maximum flexibility to pursue the investment strategies contained in the prospectus, as well as allowing the REMS Family of Funds to have identical restrictions in this area.

For purposes of this fundamental restriction regarding industry concentration, the Board considers a company to be principally engaged in the real estate industry if: (i) at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry. Currently, the 1940 Act laws, interpretations and exemptions consider a mutual fund to concentrate if it invests at least 25% of its assets in a particular industry or industries. The definition of a company principally engaged in the real estate industry may be revised, with Board approval.

Diversification (Not a shareholder voting Item)

Note that the REMS Real Estate Value-Opportunity Fund currently has a policy on diversification that states that the Fund is non-diversified. REMS has proposed, and the Board has approved, changing the status of the REMS Real Estate Value-Opportunity Fund to diversified. This modification does not require shareholder approval. As a result of this change, the new fundamental policy for the REMS Real Estate Value-Opportunity Fund relating to diversification would indicate that the REMS Real Estate Value-Opportunity Fund:

Is a diversified fund as that term is defined in the 1940 Act.

The Trust will include supplemental information in its disclosures describing what it means to be diversified under the 1940 Act. That supplemental information will indicate that as a diversified company under the 1940 Act, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, the Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of each Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.

Again, no vote is required with respect to this change from being non-diversified to being diversified for purposes of the 1940 Act.

Note that Proposal 1A is not contingent on the approval by shareholders of Proposals 1B, 1C or 2. In other words, shareholders may approve Proposal 1A and none of the other proposals and Proposal 1A would still become effective.

Required Vote. Approval of Proposal 1A requires the vote of the “majority of the outstanding voting securities” of the REMS Real Estate Value-Opportunity Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Proposal 1B – REMS Real Estate Income 50/50 Fund

NOTE – If you are a shareholder of the REMS Real Estate Value-Opportunity Fund, please see the information relating to that Fund under Proposal 1A beginning on page _____. If you are a shareholder of the REMS International Real Estate Value-Opportunity Fund, please see the information under Proposal 1C beginning on page ____.

Proposal 1.B.1.    Investing for Control

To eliminate the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

invest in companies for the purpose of exercising management or control.

The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state “blue sky” regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and it may be eliminated from the REMS Real Estate Income 50/50 Fund’s fundamental investment restrictions.

The REMS Real Estate Income 50/50 Fund would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Certain of those provisions are described below under “diversification” and other provisions in the 1940 Act address limitations on investment by one investment company in another investment company. Management of the REMS Real Estate Income 50/50 Fund does not anticipate making investments that are for the purposes of exercising voting control over any issuer.

Proposal 1.B.2.    Investment in Other Investment Companies

To eliminate the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

invest in securities of other investment companies except by purchase in the open market involving only customary broker’s commissions, or as part of a merger, consolidation, or acquisition of assets;

Applicable federal law currently does not require the REMS Real Estate Income 50/50 Fund to have a fundamental restriction on investments in other investment companies. The elimination of this fundamental restriction is to provide the Fund with maximum flexibility to pursue the investment strategies contained in the prospectus. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in other investment companies.

Proposal 1.B.3.    Commodities

To amend the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund will not:

purchase or sell commodities or commodity contracts

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Income 50/50 Fund may:

invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

The proposed restriction, while continuing to prohibit the purchase of physical commodities, would allow the REMS Real Estate Income 50/50 Fund to invest in commodities including the purchase and sell futures contracts and options on futures. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Consistent with the requirements of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Fund’s purchase or sale of derivatives that have a value tied to the value of a financial index, financial instruments or other asset and allows investments for both hedging and non-hedging purposes. The REMS Real Estate Income 50/50 Fund may enter into these transactions or purchase such instruments consistent with its investment objectives and strategies.

In the event that this revision is approved, the REMS Real Estate Income 50/50 Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Although management of the REMS Real Estate Income 50/50 Fund currently does not invest in such derivative instruments, the REMS Real Estate Income 50/50 Fund would be allowed to engage in such activity in the future without shareholder approval.

To the extent the REMS Real Estate Income 50/50 Fund invests in these derivative instruments, the Fund would be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the REMS Real Estate Income 50/50 Fund’s view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of such options may result in losses to the REMS Real Estate Income 50/50 Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the REMS Real Estate Income 50/50 Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”). Additionally, income and gains from certain commodity-related derivatives are not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the

REMS Real Estate Income 50/50 Fund’s ability to invest directly in commodity-linked derivatives as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

The revisions are intended to provide the REMS Real Estate Income 50/50 Fund with maximum flexibility to pursue the investment strategies contained in the prospectus, as well as allowing the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.B.4.    Oil, Gas and Mineral Investments

To eliminate the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

invest in interests in oil, gas, or other mineral explorations or development programs.

Restrictions on purchasing or selling interests in oil, gas, etc. are based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of the NSMIA, this restriction is no longer required and may be eliminated.

Proposal 1.B.5.    Purchase Securities on Margin

To eliminate the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

The restriction on margin activities were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, the restriction is no longer a condition to registration. As such, this restriction is no longer required and may be eliminated. The elimination of this fundamental investment restriction is intended to provide the REMS Real Estate Income 50/50 Fund with maximum flexibility to pursue the investment strategies contained in the prospectus. The REMS Real Estate Income 50/50 Fund would remain subject to the applicable provisions of the 1940 Act relating to the purchase of securities on margin.

Proposal 1.B.6.    Senior Securities

To amend the restriction that currently provides that the REMS Real Estate Income 50/50 Fund will not:

Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666).

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Income 50/50 Fund:

May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revision to the fundamental restriction on senior securities would provide some flexibility for the REMS Real Estate Income 50/50 Fund and would allow the REMS Family of Funds to have identical restrictions in this area.

A “senior security” is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund’s shareholders with respect to the same earnings. SEC staff interpretations allow a fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Proposal 1.B.7.    Underwriting

To amend the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund will not:

Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the “1933 Act”), or any foreign law restricting distribution of securities in a country of a foreign issuer;

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Income 50/50 Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are to provide the REMS Real Estate Income 50/50 Fund with maximum flexibility that is available under applicable law. Further, the suggested revision would allow the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.B.8.    Joint and Several Trading Accounts

To eliminate the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

participate on a joint or a joint and several basis in any securities trading account.

Restrictions on joint and several trading accounts were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated. Additionally, the 1940 Act and rules thereunder limit this type of transaction to the extent the REMS Real Estate Income 50/50 Fund may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of board oversight, to pose no problems of over-reaching by the affiliate, the Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the REMS Real Estate Income 50/50 Fund and its shareholders, there is no need to maintain this restriction.

Proposal 1.B.9.    Short Sales

To eliminate the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

engage in short sales.

The Fund does not currently engage in short selling and REMS does not contemplate causing the Fund to engage in short selling at this time. Notwithstanding, the fundamental investment restriction on selling securities short was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer applicable and may be eliminated. The REMS Real Estate Income 50/50 Fund would remain subject to applicable provisions of the 1940 Act on short sales. Generally, consistent with the 1940 Act, the REMS Real Estate Income 50/50 Fund would be permitted only to engage in short sale transactions “against the box,” meaning that the Fund could sell short a security that it already owns.

In the event that this restriction is eliminated the REMS Real Estate Income 50/50 Fund would have the authority to engage in short sales. Short sales have certain risks associated with them. Although management of the REMS Real Estate Income 50/50 Fund currently does not engage in short sales, the Fund would be allowed to do so in the future without shareholder approval.

Short sales involve costs and risks. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Proposal 1.B.10.    Real Estate

To amend the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund will not:

Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Income 50/50 Fund:

May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The REMS Funds would benefit from having identical restrictions on real estate and a restriction that provides more flexibility. The proposed restriction would allow the REMS Real Estate Income 50/50 Fund to acquire or lease office space for its own use, although it may not be anticipated that the Fund would do so. The proposed restriction would also permit the Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, the Fund will continue to be able to invest in mortgage-backed securities, mortgage participations, REITs or other instruments supported by interests in real estate).

Proposal 1.B.11.    Diversification

To amend the fundamental investment restrictions of the REMS Real Estate Income 50/50 Fund relating to diversification under the 1940 Act. The REMS Real Estate Income 50/50 Fund has two fundamental investment policies relating to diversification under the 1940 Act. One of its fundamental investment policies indicates that the REMS Real Estate Income 50/50 Fund may not purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets. The other fundamental investment policy indicates that the REMS Real Estate Income 50/50 Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund. These policies have been in place since the inception of the REMS Real Estate Income 50/50 Fund (and its predecessor).

When the investment adviser assumed investment advisory responsibilities for the REMS Real Estate 50/50 Income Fund on April 4, 2011, the prospectus and statement of additional information were revised and they inadvertently included disclosure indicating that the Fund was non-diversified.

Thus, the Fund has conflicting disclosure relating to its diversification status. As a matter of operations, the REMS Real Estate Income 50/50 Fund has, despite the conflicting disclosure, always operated as a diversified mutual fund. The Trust will correct the conflicting disclosure by removing the disclosure that indicates that the REMS Real Estate Income 50/50 Fund is non-diversified. The Trust also intends to revise its policy regarding its diversified status to align more closely with the style of articulation of fundamental policies in the other proposals contained in this proxy statement. By indicating that the REMS Real Estate Income 50/50 Fund is diversified as that term is defined in the 1940 Act. Accordingly, this proposal is to amend the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

and it may not:

purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

If the proposed amendment is approved by shareholders, the fundamental restrictions noted above would be deleted and the new fundamental policy for the REMS Real Estate Income 50/50 Fund relating to diversification would be revised to indicate that the REMS Real Estate Income 50/50 Fund:

Is a diversified fund as that term is defined in the 1940 Act.

The Trust will include supplemental information in its disclosures describing what it means to be diversified under the 1940 Act. That supplemental information will indicate that as a diversified company under the 1940 Act, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, the Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of each Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.

Proposal 1.B.12.    10% Ownership of Securities of Another Issuer

To eliminate the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund may not:

Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund

Applicable federal law does not require the REMS Real Estate Income 50/50 Fund to have a fundamental investment restriction regarding 10% ownership.

Proposal 1.B.13.    Loans

To amend the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund will not:

make loans.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Income 50/50 Fund may not:

make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The revisions would allow the REMS Real Estate Income Fund to engage in securities lending should it determine to do so whereas it previously was not able to do so. At this time, management of the REMS Real Estate Income 50/50 Fund does not anticipate that the Fund would engage in securities lending activities. Further, the revisions would allow the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.B.14.    Concentration

To amend the fundamental investment restriction that provides that the REMS Real Estate Income 50/50 Fund:

concentrates its investments in real estate securities.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS Real Estate Income 50/50 Fund:

will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of companies principally engaged in the real estate industry and other real estate related investments.

The revisions are intended to provide the REMS Real Estate Income 50/50 Fund with maximum flexibility to pursue the investment strategies contained in the prospectus, as well as allowing the REMS Family of Funds to have identical restrictions in this area.

For purposes of this fundamental restriction regarding industry concentration, the Board considers a company to be principally engaged in the real estate industry if: (i) at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry. Currently, the 1940 Act laws, interpretations and exemptions consider a mutual fund to concentrate if it invests at least 25% of its assets in a particular industry or industries. The definition of a company principally engaged in the real estate industry may be revised, with Board approval.

Proposal 1.B.15.    Borrowing

To amend the restriction that currently provides that the REMS Real Estate Income 50/50 Fund:

may only borrow money subject to the requirements of the 1940 Act and then only in an amount up to 30% of the value of its total assets, provided that the Fund maintains asset coverage of 300% in connection with all borrowings. In addition, the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

If the proposed amendment is approved by shareholders, the restriction would read that:

The Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions are to provide the REMS Real Estate Income 50/50 Fund with maximum flexibility that is available under applicable law. The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. While the REMS Real Estate Income 50/50 Fund’s investment restriction tracks current law, it would not provide the REMS Real Estate Income 50/50 Fund with maximum flexibility in the event of revisions to the current law. Further, revisions to this fundamental investment restriction would allow the REMS Family of Funds to have identical restrictions in this area.

Note that Proposal 1B is not contingent on the approval by shareholders of Proposals 1A, 1C, or 2. In other words, shareholders may approve Proposal 1B and none of the other proposals and Proposal 1B would still become effective.

Required Vote.  Approval of Proposal 1B requires the vote of the “majority of the outstanding voting securities” of the REMS Real Estate Income 50/50 Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Proposal 1C – REMS International Real Estate Value-Opportunity Fund

NOTE – If you are a shareholder of the REMS Real Estate Value-Opportunity Fund, please see the information relating to that Fund under Proposal 1A beginning on page ____. If you are a shareholder of the REMS Real Estate Income 50/50 Fund, please see the information under Proposal 1B beginning on page _____.

Proposal 1C.1    Borrowing

To amend the restriction that currently provides that the REMS International Real Estate Value-Opportunity Fund will not:

borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

If the proposed amendment is approved by shareholders, the restriction would read that:

The Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions are to provide the REMS International Real Estate Value-Opportunity Fund with maximum flexibility that is available under applicable law. The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. While the REMS International Real Estate Value-Opportunity Fund’s investment restriction tracks current law, it would not provide the REMS International Real Estate Value-Opportunity Fund with maximum flexibility in the event of revisions to the current law. Further, revisions to this fundamental investment restriction would allow the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.C.2.    Senior Securities

To amend the restriction that currently provides that the REMS International Real Estate Value-Opportunity will not:

issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS International Real Estate Value-Opportunity Fund:

The Fund may not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revision to the fundamental restriction on senior securities would provide some flexibility for the REMS International Real Estate Value-Opportunity Fund and would allow the REMS Family of Funds to have identical restrictions in this area.

A “senior security” is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund’s shareholders with respect to the same earnings. SEC staff interpretations allow a fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Proposal 1.C.3.    Loans

To amend the fundamental investment restriction that provides that the REMS International Real Estate Value-Opportunity Fund will not:

make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers ‘acceptances or similar instruments will not be considered the making of a loan.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS International Real Estate Value-Opportunity Fund may not:

make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The revisions would continue to allow the REMS International Real Estate Value-Opportunity Fund to participate in securities lending should it determine to do so. Further, the revisions would allow the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.C.4.    Underwriting

To amend the fundamental investment restriction that provides that the REMS International Real Estate Value-Opportunity Fund will not:

engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS International Real Estate Value-Opportunity Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are to provide the REMS International Real Estate Value-Opportunity Fund with maximum flexibility that is available under applicable law. Further, the suggested revision would allow the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.C.5.    Real Estate

To amend the fundamental investment restriction that provides that the REMS International Real Estate Value-Opportunity Fund will not:

purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Fund does not consider securities issued by companies which invest in real estate or interests therein, or securities directly or indirectly secured by real estate or interests therein to be investments in real estate.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS International Real Estate Value-Opportunity Fund:

May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The REMS Funds would benefit from having identical restrictions on real estate and a restriction that provides more flexibility. The proposed restriction would allow the REMS International Real Estate Value-Opportunity Fund to acquire or lease office space for its own use, although it may not be anticipated that the Fund would do so. The proposed restriction would also permit the Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt).

Proposal 1.C.6.    Commodities

To amend the fundamental investment restriction that provides that the REMS International Real Estate Value-Opportunity Fund will not:

purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

If the proposed amendment is approved by shareholders, the restriction would read that the REMS International Real Estate Value-Opportunity Fund may:

invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

The proposed restriction, while continuing to prohibit the purchase of physical commodities, would expand the ability of the REMS International Real Estate Value-Opportunity Fund to purchase and sell futures contracts and options on futures. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Consistent with the requirements of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Fund’s purchase or sale of derivatives that have a value tied to the value of a financial index, financial instruments or other asset and allows investments for both hedging and non-hedging purposes. The REMS International Real Estate Value-Opportunity Fund may enter into these transactions or purchase such instruments consistent with its investment objectives and strategies.

In the event that this revision is approved, the REMS International Real Estate Value-Opportunity Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Although management of the REMS International Real Estate Value-Opportunity Fund currently does not invest in such derivative instruments, the REMS International Real Estate Value-Opportunity Fund would be allowed to engage in such activity in the future without shareholder approval.

To the extent the REMS International Real Estate Value-Opportunity Fund invests in these derivative instruments, the Fund would be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the REMS International Real Estate Value-Opportunity Fund’s view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of such options may result in losses to the REMS International Real Estate Value-Opportunity Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the REMS International Real Estate Value-Opportunity Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”). Additionally, income and gains from certain commodity-related derivatives are not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the REMS International Real Estate Value-Opportunity Fund’s ability to invest directly in commodity-linked derivatives as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

The revisions are intended to provide the REMS International Real Estate Value-Opportunity Fund with maximum flexibility to pursue the investment strategies contained in the prospectus, as well as allowing the REMS Family of Funds to have identical restrictions in this area.

Proposal 1.C.7.    Concentration

To amend the fundamental investment restriction that provides that the REMS International Real Estate Value-Opportunity Fund:

concentrates its investments in publicly-traded real estate companies such as REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate (collectively, “Real Estate Companies”).

If the proposed amendment is approved by shareholders, the restriction would read that the REMS International Real Estate Value-Opportunity Fund:

will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of companies principally engaged in the real estate industry and other real estate related investments.

The revisions are intended to provide the REMS International Real Estate Value-Opportunity Fund with maximum flexibility to pursue the investment strategies contained in the prospectus, as well as allowing the REMS Family of Funds to have identical restrictions in this area.

For purposes of this fundamental restriction regarding industry concentration, the Board considers a company to be principally engaged in the real estate industry if: (i) at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry. Currently, the 1940 Act laws, interpretations and exemptions consider a mutual fund to concentrate if it invests at least 25% of its assets in a particular industry or industries. The definition of a company principally engaged in the real estate industry may be revised, with Board approval.

Diversification (not a shareholder voting item)

Note that the REMS International Real Estate Value-Opportunity Fund currently has a policy on diversification that states that the Fund is non-diversified. The investment adviser to the REMS International Real Estate Value-Opportunity Fund has proposed, and the Board has approved, changing the status of the REMS International Real Estate Value-Opportunity Fund to diversified. This modification does not require shareholder approval. As a result of this change, the new fundamental policy for the REMS International Real Estate Value-Opportunity Fund relating to diversification would indicate that the REMS International Real Estate Value-Opportunity Fund:

Is a diversified fund as that term is defined in the 1940 Act.

The Trust will include supplemental information in its disclosures describing what it means to be diversified under the 1940 Act. That supplemental information will indicate that as a diversified company under the 1940 Act, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, the Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of each Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.

Again, no vote is required with respect to this change from being non-diversified to being diversified for purposes of the 1940 Act.

Note that Proposal 1C is not contingent on the approval by shareholders of Proposals 1A, 1B or 2. In other words, shareholders may approve Proposal 1C and none of the other proposals and Proposal 1C would still become effective.

Required Vote. Approval of Proposal 1C requires the vote of the “majority of the outstanding voting securities” of the REMS International Real Estate Value-Opportunity Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED REVISED INVESTMENT RESTRICTIONS

PROPOSAL 2
REMS Real Estate Value-Opportunity Fund
REMS Real Estate Income 50/50 Fund
REMS International Real Estate Value-Opportunity Fund
(collectively, the “REMS Funds”)

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

The purpose of this proposal is to approve a new Investment Advisory Agreement (the “New Agreement”) between the Trust and Real Estate Management Services Group, LLC (the “Adviser”), the investment adviser to each of the REMS Funds that would modernize and streamline the existing agreement and eliminate certain provisions of the existing agreement that are no longer deemed necessary or in the interests of the REMS Funds by the Board of Trustees.

The New Agreement will not change the services provided by the Adviser to the REMS Funds nor will it change any advisory fee payable by a REMS Fund to the Adviser. A copy of the New Agreement is included as Exhibit A to this Proxy Statement. Should this proposal be approved by shareholders, it is anticipated that the New Agreement would become effective on or about April 30, 2018.

The Current Agreements

The current advisory agreements for the REMS Real Estate Value-Opportunity Fund, the REMS Real Estate Income 50/50 Fund, and the REMS International Real Estate Value-Opportunity Fund were entered into on August 15, 2014, August 15, 2014, and December 26, 2013, respectively, and each remain unchanged since that time. The current agreements for each REMS Fund are identical except for dates, names of funds, and fees. Copies of each current advisory agreement are included as Exhibit B, C, and D, respectively, to this Proxy Statement (collectively, referred to herein as “Current Agreement”).

Pursuant to the terms of the Current Agreement, the Adviser shall supervise investments of the REMS Funds on behalf of the REMS Funds in accordance with the investment objectives, policies and restrictions of the Funds as well as set forth in the REMS Funds’ and the Trust’s governing documents. The Adviser (i) furnishes the REMS Funds with advice and recommendations with respect to the investment of the REMS Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the REMS Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the REMS Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the REMS Funds, and take other actions on behalf of the REMS Funds.

The Current Agreement specifies that the Adviser shall be responsible for (i) the REMS Funds’ organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the REMS Funds; (iii) the expenses of printing and distributing extra copies of the REMS Funds’ prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the REMS Funds (unless such cost is otherwise allocated by the Board of Trustees).

The Current Agreement further specifies that the REMS Funds are responsible for and have assumed the obligation for payment of all their expenses, other than those stated above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the REMS Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act of 1940; taxes, if any; a pro rata portion of expenditures in connection with meetings of the REMS Funds’ shareholders and the Board of Trustees that are properly payable by the REMS Funds; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the REMS Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the REMS Funds or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the REMS Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

The Adviser receives a fee for the services it provides under the Current Agreement equal to a percentage of the net assets of each REMS Fund. The fees received or owed to the Adviser for the fiscal year ended December 31, 2017 are set forth in the first table below and the fees as a percentage of net assets of each REMS Fund are set forth in the second table below.

Net Advisory Fees Paid or Owed to the Advisor in 2017

REMS Fund	Fees Paid or Owed

REMS Real Estate Value-Opportunity Fund	$ ______

REMS Real Estate Income 50/50 Fund	$ ______

REMS International Real Estate Value-Opportunity Fund	$ ______

Fees as a Percentage of Net Assets of each REMS Fund in 2017

REMS Fund	Fees as % of Net Assets

REMS Real Estate Value-Opportunity Fund	1.00% on all assets

REMS Real Estate Income 50/50 Fund	0.50% on all assets

REMS International Real Estate Value-Opportunity Fund	1.00% on all assets

Further, shareholders should note that the Adviser has contractually agreed to reduce fees and reimburse expenses until April 30, 2028 in order to keep net operating expenses (exclusive of distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.25%, 0.70% of each of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund, respectively.

The expense limitation agreement may only be terminated by the Board. The Adviser will be entitled to reimbursement of any fees waived pursuant to this agreement. The total amount of reimbursement recoverable by the Adviser with respect to a particular Fund is the sum of all fees previously waived or reimbursed by the Adviser to the applicable Fund during any of the previous three (3) years, less any reimbursement previously paid; provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Such recoupment was approved by shareholders in connection with the reorganization of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Funds from another investment company into the Trust. With respect to the REMS International Real Estate Value-Opportunity Fund, the Adviser has agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.50% of the Fund’s average daily net assets until June 30, 2018. The Adviser will have no opportunity to recoup these fee waivers and expense reimbursements at any time in the future.

Under the Current Agreement, the Adviser is liable for any loss (including brokerage charges) incurred by the REMS Funds as a result of any improper investment made by the Adviser in contradiction of the investment policies of the REMS Funds, so long as the Adviser shall have acted in good faith and without willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties under the Current Agreement.

The Current Agreement provides that it will continue in effect from year to year only if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding shares of each REMS Funds (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Current Agreement may be terminated as to a REMS Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of the outstanding voting securities, upon sixty (60) days written notice to the Adviser or (ii) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Trust. The Current Agreement also terminates automatically in the event of an assignment (as defined in the Investment Company Act of 1940).

The Current Agreement (as it relates to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund) was originally approved by the Board, including a majority of the Independent Trustees who are not parties to the Current Agreement, at its meeting held on May 16, 2014, and by shareholders of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund at a Meeting of Shareholders held on _____, 2014. The Current Agreement (as it relates to the REMS Real Estate Value-Opportunity Fund and REMS Real Estate Income 50/50 Fund) was continued by the Board, including a majority of Trustees who are not parties to the Current Agreement, at its meeting held on November 14-15, 2017. The Current Agreement (as it relates to the REMS International Real Estate Value-Opportunity Fund) was originally approved by the Board, including a majority of the Independent Trustees who are not parties to the Current Agreement, at its meeting held on November 26, 2013 and by the sole shareholder of the REMS International Real Estate Value-Opportunity Fund on _______, 2013. The Current Agreement (as it relates to each of the REMS International Real Estate Value-Opportunity Fund) was most recently continued by the Board, including a majority of the Trustees who are not parties to the Current Agreement, at its meeting held on November 14-15, 2017.

For the most recently completed fiscal year, the REMS Funds paid no commissions to any affiliated broker.

The Proposed Amendments

As discussed in the introduction above, the Adviser and the Board are proposing the New Agreement that would modernize the Current Agreement and allow all of the REMS Funds to operate under the same form of advisory agreement.

Specifically, it is proposed that among other things, the New Agreement will:

(1)
provide that the Adviser may delegate its duties and responsibilities under the agreement to a sub-adviser. The New Agreement will provide that the retention of a sub-adviser will in no way reduce the responsibilities and obligations of the Adviser under the agreement and the Adviser will be responsible for the acts and omissions of any sub-adviser it engages.

(2)	update the agreement to provide references to codes of ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940 and provide more details on reporting obligations thereunder.

(3)	provide for more detail on certain Adviser reporting obligations including certain notifications of breach and compliance reporting.

(4)	recognize the Adviser’s property rights in the “Real Estate Management Services Group, LLC” and “REMS Funds” names.

(5)
modify the limitation of liability section relating to the Adviser so that the Adviser is held to a “gross negligence” standard as opposed to a “negligence” standard. Such “gross negligence” standard may generally be considered more common in the industry.

If approved, the New Agreement will not increase the investment advisory fees charged by the Adviser or change the way the Adviser currently provides services to the REMS Funds.

Additionally, in regard to the REMS Real Estate Value-Opportunity Fund, REMS has proposed to reduce its management fee for the Fund from 1.00% to 0.90%. Additionally, in regard to the REMS Real Estate Income 50/50 Fund, the investment adviser to the Fund has proposed to reduce its management fee for the Fund from 0.50% to 0.45%. The reduced management fees will be effective at the same time as the effectiveness of the shareholder approval of the new form of investment advisory agreement, which is anticipated to be on around May 1, 2018. The investment adviser has also extended its expense limitation arrangement for the REMS Real Estate Value-Opportunity Fund to 0.50% through June 30, 2018.

Board Considerations

At a meeting held on November 14-15, 2017 (“Meeting”), the Board reviewed and discussed the approval of the New Agreement between the Trust and Real Estate Management Services Group, LLC (the “Adviser” or “REMS”) in regard to the REMS Real Estate Value-Opportunity Fund, the REMS Real Estate Income 50/50 Fund, and the REMS International Real Estate Value-Opportunity Fund (collectively, the “REMS Funds”). Legal Counsel (“Counsel”) noted that the Investment Company Act of 1940, as amended (the “1940 Act”) requires the approval of the investment advisory agreement between the Trust and its investment adviser by a majority of the Independent Trustees. The Board reflected on its discussions regarding the New Agreement and the manner in which each of the REMS Funds was managed with representatives from REMS earlier in the Meeting.

Counsel reviewed with the Board the memorandum from Counsel dated October 19, 2017 and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement between REMS and the Trust on behalf of each of the REMS Funds. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the New Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the REMS Funds and REMS; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the REMS Funds; (iv) the extent to which economies of scale would be realized if the REMS Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the REMS Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the New Agreement, including: (i) reports regarding the services and support provided to the REMS Funds and their shareholders; (ii) quarterly assessments of the investment performance of the REMS Funds; (iii) commentary on the reasons for the performance; (iv) presentations by REMS Funds’ management addressing the investment philosophy, investment strategy, personnel and operations utilized in managing the REMS Funds; (v) compliance reports concerning the REMS Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the REMS Funds, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the REMS Funds; (iii) the anticipated effect of size on the REMS Funds’ performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the REMS Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the New Agreement, the Trustees considered numerous factors, including:

(1)	The nature, extent, and quality of the services provided by REMS.

In this regard, the Board considered the responsibilities REMS has under the New Agreement. The Board reviewed the services provided by REMS to the REMS Funds including, without limitation: REMS’ procedures for formulating investment recommendations and assuring compliance with the REMS Funds’ investment objectives and limitations; its coordination of services for the REMS Funds among the REMS Funds’ service providers; and its efforts to promote the REMS Funds, grow their assets, and assist in the distribution of REMS Funds’ shares. The Board considered: REMS’ staffing, personnel, and methods of operating; the education and experience of REMS personnel as well as their specific skill set suited to continue implementing each REMS Fund’s investment strategy; and REMS’ compliance program, policies, and procedures. After reviewing the foregoing and further information from REMS, the Board concluded that the quality, extent, and nature of the services provided by REMS were satisfactory and adequate for each of the REMS Funds.

(2)	Investment Performance of the REMS Funds and REMS.

In considering the investment performance of the REMS Funds and the Adviser, the Trustees compared the short- and long- term performance of the REMS Funds with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also compared the short- and long- term performance of the REMS Funds (other than the REMS International Real Estate Value-Opportunity Fund) with the performance of other accounts managed by the Adviser with similar objectives, strategies and holdings as those of the REMS Funds. The Trustees noted that the performance was similar between the REMS Funds and the other accounts and that, according to the Adviser, any differences should be attributed to cash flow and differences in restrictions placed on the separate accounts relative to the REMS Funds. It was noted that the REMS Real Estate Value-Opportunity Fund’s one-, three-, five-, and ten- year returns for the period ended September 30, 2017 ranked in the second quartile, bottom quartile, second quartile and top quartile, respectively, relative to its Morningstar peer group. The REMS Real Estate Value-Opportunity Fund’s peer group consists of nineteen, eighteen, sixteen, and eleven mutual funds, respectively, within the Morningstar Real Estate Category for each of those periods. It was noted that one-year returns for the period ended September 30, 2017 for the Real Estate Value-Opportunity Fund lagged its benchmark, the FTSE NAREIT Equity REIT Index and the Morningstar custom category median (i.e., 61 Real Estate funds with average net assets between $30 million and $2 billion). It was noted that the REMS Real Estate Income 50/50 Fund’s one-, three- and five-year returns for the period ended September 30, 2017 ranked in the top quartile, third quartile and bottom quartile, respectively, relative to its Morningstar peer group. The REMS Real Estate Income 50/50 Fund’s peer group consists of seventeen, sixteen, and thirteen mutual funds, respectively, within the Morningstar Real Estate Category for each of those periods. The Trustees noted that the REMS Real Estate Income 50/50 Fund’s one-year return through September 30, 2017 exceeded both the Morningstar custom category (i.e., 61 Real Estate funds with assets between $10 million and $600 million) and the Morningstar peer group but trailed its benchmark, the FTSE NAREIT Equity REIT Index. The Trustees noted that the REMS International Real Estate Value-Opportunity Fund’s one- and three-year performance record for the period ended September 30, 2017 ranked in the top quartile, respectively, as compared to its peer group. The REMS International Real Estate Value-Opportunity Fund’s peer group consists of eleven and ten mutual funds, respectively, within the Morningstar Global Real Estate category that focused on international (ex-U.S.) real estate companies for each of those periods. It was noted that the REMS International Real Estate Value-Opportunity Fund’s one- and three- year returns exceeded its benchmark, the FTSE EPRA/NAREIT Global Ex U.S. Index, and the median returns of its Morningstar custom category (i.e., 60 Global Real Estate Funds) and Morningstar peer group. Based on these considerations, the Board concluded that the performance of each of the REMS Funds was satisfactory.

(3)	The costs of the services provided and profits realized by REMS from the relationship with the REMS Funds.

In considering the costs of the services provided and profits realized by REMS from the relationship with the REMS Funds, the Trustees considered REMS’ staffing, personnel, and methods of operating; the financial condition of REMS and the level of commitment to the REMS Funds by REMS and its principals; the asset levels of the REMS Funds; and the overall expenses of the REMS Funds. The Trustees considered financial statements of REMS and discussed the financial stability and profitability of the firm. The

Trustees noted that REMS was profitable. The Trustees considered the fees and expenses of the REMS Funds (including the advisory fee) relative to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. It was noted that for the REMS Real Estate Value-Opportunity Fund its net expense ratio and investment advisory fee both ranked in the bottom quartile relative to both its Morningstar peer group and Morningstar custom category average. The Trustees considered the Adviser’s position that the higher advisory fee is justified due to the Fund’s complicated investment strategy, which includes the ability to invest in any public real estate company, regardless of size, and the ability to use leverage and short sell securities. It was noted that the REMS Real Estate Income 50/50 Fund’s net expense ratio and net investment advisory fee both rank in the top percentiles as compared to its Morningstar peer group and Morningstar custom category. It was noted that the REMS International Real Estate Value-Opportunity Fund’s net expense ratio and net investment advisory fee both ranked in the top percentiles as compared to its Morningstar peer group and Morningstar custom category. The Trustees discussed the Adviser’s practice to waive its entire advisory fee as it relates to the REMS International Real Estate Value-Opportunity Fund and the positive impact this has had on the Fund’s net expense ratio. The Trustees also considered what the Fund’s net expense ratio would be if the Adviser discontinued this waiver. It was noted that the REMS Funds have expense limitation arrangements in place that provide shareholders with a competitive overall expense ratio. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to REMS by each of the REMS Funds were fair and reasonable.

(4)	The extent to which economies of scale would be realized as the REMS Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the REMS Funds’ investors.

In this regard, the Trustees considered the REMS Funds’ fee arrangements with REMS. The Trustees determined that although the advisory fee would stay the same as asset levels increased, the shareholders of the REMS Funds would benefit from the expense limitation arrangements in place for each of the REMS Funds. The Trustees also noted that the REMS Funds would benefit from economies of scale under its agreements with some of its service providers other than REMS. Following further discussion of the REMS Funds’ asset levels, expectations for growth, and levels of fees, as well as the other contractual fee structures that were in place for the REMS Funds, the Trustees determined that each of the REMS Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and structured so as to allow each of the REMS Funds to realize the benefits of economies of scale as each of the REMS Funds grow, as well as immediately because of the expense limitation arrangements.

(5)	Possible conflicts of interest and benefits derived by REMS.

In considering REMS’ practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the REMS Funds; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the REMS Funds and/or REMS’ other accounts; and the substance and administration of REMS’ Code of Ethics. It was also noted that separately managed accounts by REMS were generally available only to accounts with a minimum investment of $5 million. It was noted that REMS had no affiliates. Based on the foregoing, the Trustees determined that REMS’ standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that REMS indicated that it may benefit from increased market exposure by its association with the Trust.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the New Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Agreements for a two-year term.

A copy of the New Agreement is included at Exhibit A.

The Investment Adviser

Real Estate Management Services Group, LLC, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102, is the Fund’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in May 2002 as a limited liability corporation in the state of Florida. Mr. Edward Turville, Managing Director of the Adviser, and Beach Investment Management, LLC, a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 37.8% and 30.0% respectively, of the Adviser.

The following table sets forth certain information with respect to the Adviser’s officers and members:

Name and Address*	Principal Occupation

Edward W. Turville	Managing Member
John E. Webster	President, Member
John S. Whitaker	Member
Michael H. Shelly	Member
Thomas E. Beach, Beach Investment Management, LLC	Member
Jon D. Dreith	Senior Vice President and Member
Joan E. Beckner	Chief Compliance Officer

* The address for each person listed is 1100 Fifth Ave. South, Suite 305, Naples, Florida 34102.

Note that Proposal 2 is not contingent on the approval by shareholders of Proposal 1A-C. Note further that Proposal 2 is also not contingent on shareholders of all REMS Funds approving the Proposal. For example, REMS Real Estate Value-Opportunity Fund shareholders may approve Proposal 2 while REMS Real Estate Income 50/50 Fund shareholders may not. In such an event, the REMS Real Estate Value-Opportunity Fund would operate under the new investment advisory agreement and the REMS Real Estate Income 50/50 Fund would not.

Required Vote. Approval of Proposal 2 with respect to each REMS Fund requires the vote of the “majority of the outstanding voting securities” of a REMS Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Shareholders of each REMS Fund will vote separately with respect to the Proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NEW INVESTMENT ADVISORY AGREEMENT

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum. One-third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective REMS Fund and/or Class thereof, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on a Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on a Proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on a Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of a Proposal, they have the effect as counting AGAINST the proposal.

Note that the Proposals are independent of each other. In other words, shareholders may vote to approve Proposal 1 while Proposal 2 may not be approved.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders following this Special Meeting must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the REMS Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.673.0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the REMS Funds. The estimated costs of solicitation is approximately $95,000. After considering the benefits of the proposals contained in this

Proxy Statement, the Board determined the REMS Funds were the primary beneficiary of the proposals and therefore they should bear these expenses.

[The Trust has engaged AST Fund Solutions to provide certain shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a REMS Fund or multiple REMS Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.]

Outstanding Shares. The shares outstanding of each of the REMS Funds (and classes thereof) as of February 14, 2018 were:

REMS Real Estate Value-Opportunity Fund
Institutional Shares
Platform Shares
Z Shares
REMS Real Estate Income 50/50 Fund
Institutional Shares
Platform Shares
Z Shares
REMS International Real Estate Value-Opportunity Fund
Institutional Shares
Platform Shares
Z Shares

Beneficial Ownership. Exhibit E sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a REMS Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Real Estate Management Services Group, LLC, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102, is the Fund’s investment adviser.

Administrator, Fund Accountant, and Transfer Agent. Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s administrator and transfer agent. Commonwealth Fund Services, Inc. also serves as the fund accountant for the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund. UMB Fund Services, Inc. acts as the accounting services agent for the REMS International Real Estate Value-Opportunity Fund.

Distributor. First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 serves as the distributor for shares of the REMS Funds.

Custodian. UMB Bank, N.A. (the “Custodian”), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund’s assets. The Custodian acts as the custodian of the Fund’s securities and cash.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the REMS Funds.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Real Estate Management Services Group, LLC (the “Adviser”), a Florida limited liability company with its principal place of business in Naples, Florida. This Agreement is made effective as to each Fund (defined below) as of the date set forth on the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto as of the “Effective Date” noted on each Schedule A with respect to each of the Funds.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”, as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)
Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)
Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall use its best efforts to cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)
Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)
Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)
Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the

Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub- Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.
CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.
INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)
Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes- Oxley Act. The Adviser will promptly notify the

Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)
Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)
Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)
Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)
Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)
Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)
ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)
Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)
Use of the Names “REMS” and “Select Value”. The Adviser has the right to use the names “REMS” and “Select Value” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “REMS” and “Select Value” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “REMS” and “Select Value” that it has not otherwise disclosed to the Board

(e)
Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)
No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)
Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)
Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.
THE NAMES “REMS” AND “Select Value”. The Adviser grants to the Trust a license to use the names “REMS” and “Select Value” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.
ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto And made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.
INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.
ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)
This Agreement shall become effective as of the date executed with respect to a particular Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.
Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

ii.
This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)
In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.
NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Companies, 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235 Attention: President; and notices to the Adviser shall be directed to 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102, Attention: President.

14.
CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.
CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.
LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.
RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.
ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.
LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.
NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.
GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.
PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.
COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule As attached hereto.

WORLD FUNDS TRUST

____________________________

Signature
By: David A. Bogaert
Title: President and Principal Executive Officer

REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

____________________________

Signature
By: John Webster

Title: President

SCHEDULE A-1

Investment Advisory Agreement

between

World Funds Trust (the “Trust”) and

Real Estate Management Services Group LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Select Value Real Estate Securities Fund	None	0.70%	September 20, 2017

WORLD FUNDS TRUST

____________________________

Signature
By: David A. Bogaert

Title: President and Principal Executive Officer

REAL ESTATE MANAGEMENT
SERVICES GROUP, LLC

____________________________

Signature
By: John Webster

Title: President

SCHEDULE A-2

Investment Advisory Agreement

between

World Funds Trust (the “Trust”) and

Real Estate Management Services Group LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
REMS Real Estate Value-Opportunity Fund	None	0.90%	__________, 201_
REMS Real Estate Income 50/50 Fund	None	0.45%	__________, 201_
REMS International Real Estate Value-Opportunity Fund	None	1.00%	__________, 201_

WORLD FUNDS TRUST

________________________________

Signature
By: David A. Bogaert

Title: President and Principal Executive Officer

REAL ESTATE MANAGEMENT
SERVICES GROUP, LLC

________________________________

Signature
By: John Webster
Title: President

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

REMS Real Estate Value-Opportunity Fund

THIS INVESTMENT ADVISORY AGREEMENTis made as of the 15th day of August, 2014 by and between the World Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Trust’s REMS Real Estate Value-Opportunity Fund series (the “Fund”) and Real Estate Management Services Group, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) General Duties. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund;

(v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s  employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated  person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b) The Fund may use the name “REMS Real Estate Value-Opportunity Fund” or any name derived from or using the name “REMS” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

WORLD FUNDS TRUST
On behalf of the
REMS Real Estate Value-Opportunity Fund

By:_	Name: John Pasco, III

Title: Chairman

REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

By:	Name: Edward W. Turville

Title: Managing Member

SCHEDULE A

Series or Fund of World Funds Trust Annual Fee Rate

REMS Real Estate Value-Opportunity Fund – 1.00% of average daily net assets

EXHIBIT C

INVESTMENT ADVISORY AGREEMENT

REMS Real Estate Income 50/50 Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the 15th day of August, 2014 by and between the World Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Trust’s REMS Real Estate Income 50/50 Fund series (the “Fund”) and Real Estate Management Services Group, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) General Duties. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of

Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b) The Fund may use the name “REMS Real Estate Income 50/50 Fund” or any name derived from or using the name “REMS” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

WORLD FUNDS TRUST
On behalf of the

REMS Real Estate Income 50/50 Fund

By:_	Name: John Pasco, III
Title: Chairman

REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

By:	Name: Edward W. Turville Title:
Managing Member

SCHEDULE A

Series or Fund of World Funds Trust Annual Fee Rate
REMS Real Estate Income 50/50 Fund – 0.50% of average daily net assets

EXHIBIT D

INVESTMENT ADVISORY AGREEMENT

REMS International Real Estate Value-Opportunity Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the 26th day of December, 2013 by and between the World Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Trust’s REMS International Real Estate Value-Opportunity Fund series (the “Fund”) and Real Estate Management Services Group, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.    APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2.    DUTIES OF ADVISOR.

(a) General Duties. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund,

and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.    REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.    INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.    ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6.    EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.    INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.    NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.    CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.    REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.    ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.    NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.    TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.    TERM.

(a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b) The Fund may use the name “REMS International Real Estate Value-Opportunity Fund” or any name derived from or using the name “Perkins” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15.    TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16.    NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17.    ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18.    CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19.    SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20.    CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21.    GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

WORLD FUNDS TRUST
On behalf of the
REMS International Real Estate Value-Opportunity Fund

By: /s/ John Pasco, III
Name: John Pasco, III
Title: Chairman

REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

By: /s/ Edward W. Turville
Name: Edward W. Turville
Title: Managing Member

SCHEDULE A

Series or Fund of World Funds Trust Annual Fee Rate

REMS International Real Estate Value-Opportunity Fund – 1.00% of average daily net assets

EXHIBIT E

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the REMS Funds as of ______ ___, 2018. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the REMS Funds as of the Record Date, ____ __, 2018.

FUND NAME	NAME & ADDRESS	AMOUNT AND PERCENT OWNERSHIP

E- 1

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